UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54624	26-4144571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5930 Royal Lane, Suite E211, Dallas, TX	75230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 558-1358

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.SEClawyerFL.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2015, US Highland, Inc., an Oklahoma corporation (the "Company"), entered into a Share Exchange Agreement (the "Exchange Agreement"), with Craigstone, Ltd ("Craigstone"). Pursuant to the Exchange Agreement, Craigstone exchanged 20,000,000 shares of common stock, par value $0.01 per share (the "CommonStock"), of the Company for an aggregate of 5,000 shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), on a 1-for-4,000 basis (i.e., one share of Series B Preferred Stock for every 4,000 shares of Common Stock) (the "Exchange"). The Company retired the shares of Common Stock exchanged by Craigstone and they are deemed treasury shares. Prior to the Exchange, Craigstone held 22,666,667 shares of the Company's 78,162,669 then issued and outstanding shares of Common Stock, representing approximately 29.0% of the outstanding Common Stock. As as result of the Exchange and the retirement of the 20,000,000 shares Common Stock, Craigstone's reduced ownership of 2,666,667 shares of the Company's Common Stock represents approximately 4.6% of the 58,162,669 shares of Common Stock now deemed to be issued and outstanding.

 Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

When issuing the aforementioned 5,000 shares of Series B Preferred Stock to Craigstone pursuant to the Exchange Agreement, the Company relied upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), available under Section 3(a)(9) promulgated thereunder due to the fact that Company was the same issuer of the Common Stock and Series B Preferred Stock, Craigstone did not part with anything of value besides the outstanding Common Stock, the Exchange was exclusively to Craigstone, and the Company did not pay any commission or remuneration for the solicitation of the Exchange.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2015, the Board of Directors of the Company unanimously designated Ten Thousand (10,000) shares of the Company's authorized "blank check" preferred stock, par value $0.01 ("Preferred Stock") as "Series B Convertible Preferred Stock" having the following preferences, limitations, restrictions and relative rights:

Conversion:

Each holder of Series B Preferred Stock ("Holder") shall have the right, at such Holder's option, at any time or from time to time from and after the day immediately following the date the Series B Preferred Stock is first issued, to convert each share of Series B Preferred Stock into 4,000 fully-paid and non-assessable share of common stock, par value $0.01 per share, of the Company (the "Common Stock"). In connection with any conversion hereunder, each Holder of Series B Convertible Preferred Stock may not convert any part of the Series B Convertible Preferred Stock if such conversion would cause such Holder or any of its assignees to beneficially own more than 4.99% of the Common Stock of the Company.

Rank:

Generally, the Series B Preferred Stock shall, with respect to dividend rights, rights on liquidation, winding up and dissolution, rank senior to (i) all classes of Common Stock of the Company and (ii) any class or series of capital stock of the Company hereafter created (unless, with the consent of the Holder(s) of Series B Convertible Preferred Stock).

Liquidation Preference:

Except as otherwise provided by the Oklahoma General Corporation Act or elsewhere in the Certificate of Designation, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the Holders of shares of the Series B Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount equal to the par value.

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Dividends:	The Holders of shares of Series B Preferred Stock shall not be entitled to receive any dividends.

Splits:

The number of shares of Common Stock issuable upon the conversion the Series B Preferred Stock shall not be adjusted to reflect any forward or reverse stock splits by the Company of its outstanding shares of Common Stock.

Voting Rights:

Generally, the Series B Preferred Stock vote with the Common Stock as a single class and each share of Series B Preferred Stock shall have the voting equivalency of four thousand (4,000) shares of Common Stock.

Protection Provisions:

So long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by the Act) of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

(a) alter or change the rights, preferences or privileges of the Series B Preferred Stock;

(b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series B Preferred Stock;

(c) create any new class or series of capital stock having a preference over the Series B Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company ("Senior Securities");

(d) create any new class or series of capital stock ranking pari passu with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company;

(e) increase the authorized number of shares of Series B Preferred Stock;

(f) issue any additional shares of Senior Securities; or

(g) redeem, or declare or pay any cash dividend or distribution on, any junior securities.

If Holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock pursuant to subsection (a) above, then the Company shall deliver notice of such approved change to the Holders of the Series B Preferred Stock that did not agree to such alteration or change.

Registration Rights:

Piggyback registration rights for a self or underwritten offering pursuant to a registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether the Company's own account or for the account of one or more stockholders of the Company, subject to pro rata reductions and customary market cutbacks.

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A copy of the Certificate of Designation for the Series B Preferred Stock approved by the Board is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number:	Description:

3.1	Certificate of Designation for the Series B Convertible Preferred Stock

10.1	Share Exchange Agreement, dated November 20, 2015, between US Highland, Inc. and Craigstone, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US HIGHLAND, INC.

Dated: November 23, 2015	By:	/s/ Josh W. Whitaker
Josh W. Whitaker
President and Chief Executive Officer
(Principal Executive Officer)

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